UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 16, 2014

BREEZER VENTURES INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-129229	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3943 Irvine Blvd. Unit 535 Irvine, CA 92602	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 949-419-6588

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On May 28, 2014, the Board of Directors approved by written consent a one-for-seventy-five (1-for-75) reverse split (the “Reverse Split”) of Common Stock (the “Common Stock”) of the Breezer Ventures Inc. (“Breezer” or the “Company”) for holders of Common Shares with par value of $0.001. As of June 10, 2014, one of the stockholders, Angeni Singh, (the “Consenting Stockholder”) holds a 64.94% (20,000,000 common stock) of the 30,794,400 issued and outstanding Common Stock of the company. On May 16, 2014, the Consenting Stockholder adopted a written consent resolution approving the Reverse Split. Such written consent constitutes the only stockholder approval required to approve the Reverse Split under the Nevada Revised Statutes.

The Reverse Split has been dismissed and the Company will no longer be offering a Reverse Split as stated in Schedule 14C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: Oct 15, 2014

/s/ Tang Xu

Name: Tang Xu

Title: Director, Principal Executive Officer Principal Financial Officer and Principal Accounting Officer